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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

June 21, 2002

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                    ---------
                            (Commission File Number)

                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

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ITEM 5. OTHER EVENTS.

     Digex, Incorporated issued the attached press releases announcing changes in management. On June 21, 2002, the Board of Directors of Digex appointed George Kerns, former Senior Vice President of Service Delivery and Operations of Digex, as its President and Chief Executive Officer replacing Mark K. Shull. T. Scott Zimmerman will serve as Chief Financial Officer effective June 25, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibits are filed herewith:

         Exhibit 99.1 Press Release dated June 21, 2002: "Digex Announces Management Change"

         Exhibit 99.2 Press Release dated June 25, 2002: "Digex Appoints Scott Zimmerman as CFO"




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 25, 2002


                               DIGEX, INCORPORATED
                                  (Registrant)

                               /s/ T. SCOTT ZIMMERMAN
                               -----------------------
                               T. Scott Zimmerman
                               Chief Financial Officer